U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 14, 2005

(Date of earliest event reported)

PHEAA Student Loan Trust I

(Exact name of registrant as specified in its charter)

PHEAA Student Loan Trust I, Student Loan Asset Backed Notes

 Series 2003-1, Series 2004-1 and 2005-1

(Name of Issue)

Delaware	333-102638	14-6223927
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Wachovia Bank of Delaware
One Rodney Square, Suite 102
920 King Street
Wilmington, Delaware		19801
Address of principal executive office		(Zip Code)

(302) 888-7528

(Registrant’s Telephone Number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.       Other Events

On December 14, 2005, PHEAA Student Loan Trust I (the “Trust”) issued its monthly report to noteholders for the month ended November 30, 2005 (the “Monthly Report”). The Trust made its regular, scheduled distributions to the holders of the Trust’s Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1. The Monthly Report is filed as Exhibit 99.1 hereto and is incorporated herein by reference thereto.

ITEM 9.01.       Financial Statements and Exhibits

(c)         Exhibits furnished in accordance with Item 601(a) of Regulation S-K

Exhibit No.	Description
99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended November 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, AS SERVICER

Date: December 27, 2005
	By:	/s/ JAMES L. PRESTON
	Name:	James L. Preston
	Title:	Executive Vice President

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibits
99.1	Monthly report distributed to holders of PHEAA Student Loan Trust I, Student Loan Asset Backed Notes, Series 2003-1, Series 2004-1 and Series 2005-1 for the period ended November 30, 2005.